Exhibit 10(f)

AMENDMENT NO. 1 TO $550,000,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO $550,000,000 SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 4, 2009, among Magellan Midstream Partners, L.P., as Borrower, the Lenders party hereto and Wachovia Bank, N.A., as Administrative Agent and Issuing Bank. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the $550,000,000 Second Amended and Restated Credit Agreement among the parties hereto dated as of September 20, 2007 (the “Credit Agreement”).

W I T N E S S E T H :

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments.

A. In Section 1.01, Defined Terms, the definition of “Consolidated EBITDA” shall be amended and restated in its entirety as follows:

“Consolidated EBITDA” means, with respect to the Borrower and its Restricted Subsidiaries for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Indebtedness hereunder), (c) depreciation and amortization expense, (d) amortization of intangibles and organization costs, (e) any extraordinary non-cash expenses or losses, including, in any event, non-cash asset write-downs, and any unrealized losses or negative adjustments under Accounting Standards Codification (“ASC”) 815 Derivatives and Hedging (and any ASC or other standards or statements replacing, modifying or superseding such ASC) as the result of changes in the fair market value of Swap Agreements), and (f) any extraordinary, unusual or non-recurring cash income or gains to the extent not included in Consolidated Net Income, and minus, (i) to the extent included in the statement of such Consolidated Net Income for such period, any extraordinary, unusual or non-recurring non-cash income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business), and any unrealized gains or positive adjustments under ASC 815 Derivatives and Hedging (and any ASC or other standards or statements replacing, modifying or superseding such ASC) as the result of changes in the fair market value of Swap Agreements and (ii) any cash payments made during such period in respect of items described in clause (e) above subsequent to the fiscal quarter in which the relevant non-cash expenses or losses were reflected as a charge in the statement of Consolidated Net Income, all as determined on a consolidated basis. For purposes of calculating Consolidated EBITDA for any period, adjustments shall be made to income and expenses as set forth on Annex 1 hereto. Additionally, for purposes of calculating Consolidated EBITDA for any period, if during such period the Borrower or any Restricted Subsidiary acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the Consolidated EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Borrower or a Restricted Subsidiary, as the case may be, in such Person times the Consolidated EBITDA of such Person, for such period determined on a pro forma basis may be included as Consolidated EBITDA for such period as if such acquisition occurred on the first day of such period; provided, that during the portion of such period that follows such acquisition, the computation in respect of the Consolidated EBITDA of such Person or such assets, as the case may be, shall be made on the basis of actual (rather than pro forma) results. Such pro forma calculations shall be determined (1) in good faith by a Financial Officer, and (2) without giving effect to any anticipated or proposed change in operations, revenues, expenses or other items included in the computation of Consolidated EBITDA unless otherwise approved by the Administrative Agent, such approval not to be unreasonably withheld. In connection with any Material Project, Consolidated EBITDA, as used in determining the Leverage Ratio, shall be modified so as to include Material Project EBITDA Adjustments.

B. In Section 6.02, Liens, (i) the word “and” shall be deleted at the end of subsection (i); the following new subsection (j) shall be added after subsection (i); and existing subsection (j) shall be redenominated as subsection (k):

“(j) commercially reasonable pledges and deposits to secure obligations of the Borrower and its Subsidiaries arising under commercially reasonable non-speculative hedging and other similar agreements entered into by the Borrower and its Subsidiaries for the purpose of mitigating risks associated with assets, liabilities, commitments, investments, or property held or reasonably anticipated to be held by such the Borrower or any Subsidiary; and”

II. Miscellaneous Provisions.

A. The Credit Agreement is modified only by the express provisions of this Amendment and this Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement except as specifically set forth herein.

B. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

C. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

D. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) when this Amendment is executed and delivered by the Borrower and Lenders constituting the Required Lenders; provided, however, that as of the date hereof, (i) the representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct in all material respects, before and after giving effect to this Amendment, except to the extent any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty will be true and correct on as of such earlier date, provided that the aforementioned materiality qualifier shall not apply to any representation or warranty that contain a materiality qualifier within such representation and warranty, and (ii) before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

E. From and after the Amendment Effective Date, all references in the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended and modified hereby.

[END OF TEXT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their proper officers on the date and year first above written.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	Magellan GP, LLC, its general partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Senior Vice President, Chief Financial Officer and Treasurer

WACHOVIA BANK, N.A.,
individually and as Administrative Agent and as Issuing Bank

By:	/s/ Paul V. Farrell
Name:	Paul V. Farrell
Title:	Vice President

SUNTRUST BANK

By:	/s/ Carmen J. Malizia
Name:	Carmen J. Malizia
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:
Name:
Title:

CITIBANK, N.A.

By:	/s/ Todd J. Mogil
Name:	Todd J. Mogil
Title:	Vice President

JPMORGAN CHASE BANK, a New York banking corporation

By:	/s/ Preeti Bhatnagar
Name:	Preeti Bhatnagar
Title:	Associate

LEHMAN BROTHERS BANK, FSB

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

BANK OF AMERICA, N.A.

By:	/s/ William Stevenson
Name:	William Stevenson
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (FORMERLY KNOWN AS CREDIT SUISSE, CAYMAN ISLANDS BRANCH)

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By:	/s/ Kevin Buddhdew
Name:	Kevin Buddhdew
Title:	Associate

BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO MERRILL LYNCH BANK USA

By:	/s/ William Stevenson
Name:	William Stevenson
Title:	Vice President

MORGAN STANLEY BANK, N.A.

By:	/s/ Ryan Vetsch
Name:	Ryan Vetsch
Title:	Authorized Signatory

ROYAL BANK OF CANADA

By:	/s/ Jim Allred
Name:	Jim Allred
Title:	Head, US Energy Corporate Banking
Authorized Signatory

CHANG HWA COMMERCIAL BANK, LTD.

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William M. Ginn
Name:	William M. Ginn
Title:	General Manager